\

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 12, 2012 (October 8, 2012)

NEDAK Ethanol, LLC
(Exact Name of registrant as specified in its charter)

NEBRASKA	333-130343	20-0568230
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska		68713
(Address of Principal Executive Offices)		(Zip Code)

(402) 925-5570
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

As previously disclosed, NEDAK Ethanol, LLC (the “Company”) is in default under its Amended and Restated Credit Agreement dated December 31, 2011 (the “Senior Credit Agreement”) with AgCountry Farm Credit Services, FLCA (the “Senior Lender”), the First Supplement to the Amended and Restated Master Credit Agreement between the Company and the Senior Lender dated December 31, 2011 (the “First Supplement” and an Amended and Restated Term Note dated December 31, 2011 (the “Restated Note” and collectively with the Senior Credit Agreement and the First Supplement, the “Senior Loan Documents”).

On October 8, 2012, the Senior Lender recorded a Substitution of Trustee which replaced Lawyers Title Insurance Corporation, the original trustee under the Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement dated February 14, 2007 between the Company, the Senior Lender and the trustee, as amended by that certain First Amendment dated December 13, 2007 and that certain Second Amendment dated December 31, 2011 (the “Deed of Trust”), which secures the indebtedness under the Senior Loan Documents, with Richard P. Garden, Jr. as the substitute trustee.

On October 8, 2012, subsequent to the recordation of the Substitution of Trustee, the substitute trustee under the Deed of Trust recorded a Notice of Default and Election to Sell the trust property. The trust property includes the plant site, the transload site, the Company’s leased property and easements all as described in more detail in the Deed of Trust.  The Company has two months from the filing for recording of the Notice of Default and Election to Sell to cure the default under the Senior Loan Documents and pay the entire unpaid principal sum secured by the Deed of Trust in the amount of $25,497,877, accrued late charges in the amount of $163,672 and accrued interest which was $828,345 as of October 9, 2012.  If the Company does not cure the defaults under the Senior Loan Documents within this two month period, the substitute trustee will initiate proceedings to sell the trust property in order to satisfy the unpaid obligations of the Company under the Senior Loan Documents.

The Company is currently evaluating its options in relation to the Notice of Default and Election to Sell.

The foregoing descriptions of the Substitution of Trustee and the Notice of Default and Election to Sell do not purport to be complete and are qualified in their entirety by reference to the full text of the documents, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Substitution of Trustee Under Deed of Trust filed October 8, 2012
10.2	Notice of Default and Election to Sell Under Deed of Trust filed October 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEDAK ETHANOL, LLC

Date: October 12, 2012.	By:	/s/ Jerome Fagerland
Jerome Fagerland
President and General Manager

Exhibit Index

Exhibit Number	Description
10.1	Substitution of Trustee Under Deed of Trust filed October 8, 2012
10.2	Notice of Default and Election to Sell Under Deed of Trust filed October 8, 2012